Exhibit 23.3


     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 8-K, into the Company's previously filed Registration Statement as follows:

         Form S-3          Registration No. 333-27521

         Form S-8          Registration No. 33-48874
                           Registration No. 33-83162
                           Registration No. 333-3570
                           Registration No. 333-3572
                           Registration No. 333-47767
                           Registration No. 333-51473



Phoenix, Arizona
June 2, 1998                                                 Arthur Andersen LLP




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